UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2018

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2018, Ocwen Financial Corporation (the Company or Ocwen) announced that John V. Britti, presently Executive Vice President and Chief Investment Officer, has been appointed to serve as the Company’s interim Chief Executive Officer, from July 1, 2018 until the expected closing of the Company’s acquisition of PHH Corporation, at which time Glen A. Messina will assume the role of President and Chief Executive Officer in accordance with his previously disclosed agreement with the Company. As previously announced, Ronald M. Faris, the Company’s current President and Chief Executive Officer, will be retiring effective June 30, 2018.

Mr. Britti will continue to serve as Executive Vice President and Chief Investment Officer during his tenure as interim Chief Executive Officer. A determination will be made at a future date by the Company’s Compensation Committee with respect to the appropriate compensation for Mr. Britti for his service as interim Chief Executive Officer, which determination may be made following the conclusion of his service in this role.

Mr. Britti’s biographical information is available in Ocwen’s 2018 proxy statement, filed with the Securities and Exchange Commission on April 19, 2018.

Forward-Looking Statements

Certain statements contained in this current report may be deemed to be forward-looking statements under certain securities laws, including the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the pending acquisition of PHH Corporation (PHH) by Ocwen, required approvals, the expected timing of the acquisition and other statements other than in relation to historical facts. Forward-looking statements are typically identified by words such as “believe”, “expect”, “foresee”, “forecast”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan” “target” and “project” and similar expressions of future or conditional verbs such as “will”, “may”, “should”, “could”, or “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are outside the control of Ocwen and PHH, that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on these statements as a number of important factors could cause our actual results to differ materially from the expectations expressed in such forward-looking statements. These factors include, but are not limited to, the possibility that the proposed transaction does not close when expected or at all. Additional information about these and other factors can be found in Ocwen’s 2017 Annual Report on Form 10-K and its quarterly and current reports since such filing, each filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website (http://www.sec.gov)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: June 25, 2018	By:	/s/ Ronald M. Faris
Ronald M. Faris
President and Chief Executive Officer